	Summary Prospectus	Ticker Symbols
Minnesota	May 1, 2013	Class A: FIMNX
Tax Exempt Fund		Class B: FIMOX
Advisor Class: FIMQX
Institutional Class: FIMRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses.  You can also get this information at no cost by calling 1(800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated May 1, 2013, as each may be amended or supplemented, and the financial statements included in the Fund’s report to shareholders, dated December 31, 2012, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of the state of Minnesota.  The Fund also seeks income that is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 81 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-52 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.18%	0.34%	0.31%3	0.17%3
Total Annual Fund Operating Expenses	1.08%	1.94%	0.91%	0.77%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes.

2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending December 31, 2013.

3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least May 1, 2014, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to May 1, 2014, only with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$679	$899	$1,136	$1,816
Class B shares	$597	$909	$1,247	$2,041
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$679	$899	$1,136	$1,816
Class B shares	$197	$609	$1,047	$2,041
Advisor Class shares	$93	$290	$504	$1,120
Institutional Class shares	$79	$246	$428	$954

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and any applicable state income tax for individual residents of the state of Minnesota.  However, the Fund typically attempts to invest all of its assets in municipal securities that pay interest that is exempt from both federal income tax, including the AMT, and any applicable state income tax for individual residents of the state of Minnesota.  Such securities include obligations issued by municipalities and other authorities in Minnesota and may include, to a limited extent, investments in obligations issued by U.S. possessions and territories, such as Puerto Rico.  In certain cases, the interest paid by the Fund may also be exempt from local taxes.

The Fund generally invests only in high quality municipal securities that are rated as, or, if unrated, are determined by the Fund to be, investment grade at the time of purchase.  Typically, the securities purchased by the Fund have maturities of fifteen years or more at the time of purchase.  However, the Fund may invest in securities with any maturity and may also invest in the following types of derivatives: inverse floaters, interest rate swaps, futures contracts and options on futures contracts to increase income, hedge against changes in interest rates or enhance potential return.  The Fund may purchase or hold securities that are insured against default by independent insurance companies.  In selecting investments, the Fund considers a variety of factors, including: a security’s maturity, coupon, yield, credit quality and call protection, its value relative to other types of municipal securities, and the outlook for interest rates and the economy.

The Fund may sell a security for a variety of reasons, including to adjust the Fund’s duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions.  Duration is a measurement of a bond's sensitivity to changes in interest rates.  The Fund generally takes taxes into consideration in deciding whether to sell an investment.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who want a high level of income that is exempt from federal and state income tax, are able to assume a moderate degree of risk, and have a long-term investment horizon.  Here are the principal risks of investing in the Fund:

Interest Rate Risk.  The market value of municipal securities is affected by changes in interest rates.  When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase.

Securities with longer maturities are more sensitive to changes in interest rates than securities with shorter maturities.  Since the Fund typically purchases securities with longer maturities, the Fund will generally have a high degree of interest rate risk.  The Fund’s yield may also decline if interest rates decline.

Credit Risk.  This is the risk that an issuer of securities will be unable to pay interest or principal when due.  A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, such as economic, political, regulatory, or legal developments; a downgrade in an issuer’s credit rating; or other adverse news about the issuer.

Municipal Securities Risk.  The Fund’s return will be impacted by events that affect the municipal securities markets, including legislative, political, or judicial developments that are perceived to have a negative effect on municipal securities and economic conditions that threaten the ability of municipalities to raise taxes or obtain the other sources of revenue that back their securities.

Concentration Risk.  The Fund’s return will be affected significantly by events that affect Minnesota’s economy as well as legislative, political and judicial changes in the state.  The Fund’s portfolio may be concentrated in a relatively small number of issuers.

Liquidity Risk.  During times of market stress, it may be difficult to sell municipal securities at reasonable prices.

Derivatives Risk.  Investments in inverse floaters, interest rate swaps, futures contracts, and options on futures contracts involve risks, such as possible default by a counterparty to a swap agreement, potential losses if interest rates do not move as expected, and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

Tax Risk.  The Fund may invest in municipal securities that pay interest that is subject to income tax (including the AMT) or effect transactions that produce taxable capital gains.  Interest income on municipal securities held by the Fund may also become subject to income tax due to an adverse change in the law or other events.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 5.68% (for the quarter ended September 30, 2009) and the lowest quarterly return was
-4.85% (for the quarter ended December 31, 2010).

Average Annual Total Returns For Periods Ended December 31, 2012*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	0.52%	4.39%	3.96%
(Return After Taxes on Distributions)	0.52%	4.39%	3.96%
(Return After Taxes on Distributions and Sale of Fund Shares)	1.52%	4.08%	3.82%
Class B Shares
(Return Before Taxes)	1.91%	4.58%	3.97%
BofA Merrill Lynch Municipal Securities Master Index (reflects no deduction for fees, expenses or taxes)	7.26%	6.03%	5.39%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, has served as the Portfolio Manager of the Fund since 1991.

Purchase and Sale of Fund Shares: You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1(800) 423-4026. The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000. The minimum initial purchase for Institutional Class shares is $2,000,000. The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan. Subsequent investments can be made in any U.S. dollar amount.

Tax Information: The Fund intends to distribute dividends that are generally exempt from federal income tax, including the federal alternative minimum tax. However, a portion of the Fund’s distribution may be subject to such taxes. In addition, certain distributions may be subject to capital gains tax.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”). FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company. FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds. This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds. For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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